SMC Global Securities Limited

Index to Condensed Consolidated Financial Statements

Pages

Statements of Income

2

Balance Sheets

3

Statements of Cash Flows

5

Statements of Changes in Shareholders’ Equity

7

Notes to Financial Statements

8

                                                                        SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended June 30, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	114,870	133,982	3,121
Proprietary trading, net	111,610	118,460	2,759
Distribution income, net	4,891	11,290	263
Interest and dividends	19,791	56,192	1,309
Other income	3,489	2,853	67
Total revenues	254,651	322,777	7,519
Expenses:
Exchange, clearing and brokerage fees	47,295	167,450	3,900
Employee compensation and benefits	38,778	76,672	1,786
Information and communication	10,558	10,212	238
Advertisement expenses	8,669	6,093	142
Depreciation and amortization	8,128	13,654	318
Interest expense	13,585	20,304	473
General and administrative expenses	12,437	49,196	1,146
Total expenses	139,450	343,581	8,003
Earnings before income taxes	115,201	(20,804)	(484)
Income taxes	27,913	(15,511)	(361)
Earnings after income taxes	87,288	(5,293)	(123)
Share in profits of equity investee	6,946	(74)	(2)
Earnings before extraordinary gain	94,234	(5,367)	(125)
Extraordinary gain	62,597	536	12
Net income	156,831	(4,831)	(113)
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	12.56	(0.60)	(0.01)
Basic and diluted: Extraordinary gain	8.34	0.06	-
Basic and diluted: Net income	20.90	(0.54)	(0.01)
Weighted average number of shares used to compute basic and diluted earnings per share	7,505,100	8,921,663	8,921,663

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	June 30, 2008	June 30, 2008 Convenience translation into US$
Assets
Cash and cash equivalents	53,103	30,355	707
Receivables from clearing organisations (net of allowance for doubtful debts of Rs Nil as of March 31, 2008 and Rs Nil as of June 30, 2008)	529,751	196,316	4,573
Receivables from customers (net of allowance for doubtful debts of Rs.14,034 as of March 31, 2008 and Rs. 21,534 as of June 30, 2008)	1,028,358	1,358,914	31,654
Due from related parties	203,432	73,105	1,703
Securities owned:
Marketable, at market value	865,828	646,992	15,071
Commodities, at market value	18,637	108,936	2,538
Derivatives assets held for trading	1,905	-	-
Investments	17,374	17,300	403
Deposits with clearing organisations and others	1,927,960	1,865,821	43,462
Property and equipment (net of accumulated depreciation of Rs. 59,991 as of March 31, 2008 and Rs.62,949 as of June 30, 2008)	97,005	123,007	2,865
Intangible assets (net of accumulated amortization of Rs. 22,200 as of March 31, 2008 and Rs.25,385 as of June 30, 2008)	25,736	24,911	580
Deferred taxes, net	12,006	30,377	708
Other assets	129,008	904,005	21,058
Total Assets	4,910,103	5,380,039	125,322
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	39,908	51,083	1,190
Payable to customers	1,047,706	1,208,680	28,155
Derivatives held for trading	363	363	8
Accounts payable, accrued expenses and other liabilities	124,975	151,501	3,529
Due to related parties	776,024	567,993	13,231
Overdrafts and long term debt	629,293	483,379	11,260
Total Liabilities	2,618,269	2,462,999	57,373
Commitments and contingencies (Note 19)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	June 30, 2008	2008 Convenience translation into US$
Shareholders' Equity
Common Stock	88,035	89,921	2,095

(15,000,000 common shares authorized; 8,803,500 and 8,992,146 equity shares issued and outstanding as of March 31, 2008 and June 30, 2008; par value Rs. 10)

(5,000,000 preference shares authorized; Nil and Nil issued and outstanding as of March 31, 2008 and June 30, 2008; par value Rs. 10)

Additional paid in capital	1,371,543	1,999,726	46,581
Accumulated other comprehensive income / (loss)	(221)	(253)	(6)
Retained earnings	832,477	827,646	19,279
Total Shareholders' Equity	2,291,834	2,917,040	67,949
Total Liabilities and Shareholders' Equity	4,910,103	5,380,039	125,322

The accompanying notes are an integral part of these financial statements

                                                                      SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from operating activities
Net profit	156,831	(4,831)	(113)
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	8,128	13,654	318
Deferred tax expense / (benefit)	(2,046)	(18,200)	(424)
Share of profits in equity investee and extraordinary gain	(6,946)	74	2
(Gain)/Loss on sale of property and equipment	(39)	(312)	(7)
Fair value (gain) / loss on trading securities	7,192	66,700	1,554
Extraordinary gain	(62,597)	(536)	(12)
Allowance for doubtful debts	-	7,500	175
Provision for gratuity	451	716	17
Changes in assets and liabilities:
Receivables from clearing organizations	194,146	333,435	7,768
Receivables from customers	(1,912,446)	(330,556)	(7,700)
Dues from related parties	(74,862)	130,327	3,036
Dues to related parties	132,265	(208,032)	(4,846)
Securities owned	193,338	152,136	3,544
Commodities	-	(90,299)	(2,103)
Derivatives held for trading	5,908	1,905	44
Deposits with clearing organizations and others	95,549	62,138	1,447
Other assets	(86,171)	(774,997)	(18,053)
Payable to broker-dealers and clearing organisations	38,357	11,175	260
Payable to customers	1,571,214	160,975	3,749
Book overdraft	36,285	-	-
Accrued expenses	(112,475)	23,719	552
Net cash provided by operating activities	182,082	(463,309)	(10,792)

Cash flows from investing activities
Purchase of property and equipment	(11,019)	(39,656)	(924)
Proceeds from sale of property and equipment	39	1,145	27
Purchase of investments	(4,890)	-	-
Acquisition of intangible assets	(478)	(4,788)	(112)
Acquisition of business, net of cash acquired	(82,334)	-	-
Net cash used in investing activities	(98,682)	(43,299)	(1,009)

The accompanying notes are an integral part of these financial statements

                                                                        SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the quarter ended June 30, (Rs. in Thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from financing activities
Net movement in overdrafts and long term debt	(60,596)	(145,914)	(3,399)
Proceed from issue of share capital	-	1,886	44
Additional paid in capital	-	628,182	14,633
Net cash provided by financing activities	(60,596)	484,154	11,278
Effect of exchange rate changes on cash and cash equivalents	176	(294)	(7)
Net (decrease) in cash and cash equivalents during the period	22,980	(22,748)	(530)
Add : Balance as of beginning of the period	18,847	53,103	1,237
Balance as of end of the period	41,827	30,355	707

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

Three months ended June 30, 2007

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Accumulated other comprehensive income / (loss)	Total
	Shares	Par value
Balance as of March 31, 2007	7,505,100	75,051	43,500	468,867	-	587,418
Net income for the period	-	-	-	156,831	561	157,392
Balance as of June 30, 2007	7,505,100	75,051	43,500	625,698	561	744,810
Balance as of June 30, 2007 Convenience translation into US$	-	1,849	1,072	15,419	14	18,354

Three months ended June 30, 2008

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Accumulated other comprehensive income / (loss)	Total
	Shares	Par value
Balance as of March 31, 2008	8,803,500	88,035	1,371,543	832,477	(221)	2,291,834
Issue of common share	188,646	1,886	628,183	-	-	630,069
Net income for the period	-	-	-	(4,831)	(32)	(4,863)
Balance as of June 30, 2008	8,992,146	89,921	1,999,726	827,646	(253)	2,917,040
Balance as of June 30, 2008 Convenience translation into US$	8,992,146	2,095	46,581	19,279	(6)	67,949

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. Its wholly owned subsidiary, SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”) and SMC Insurance Brokers (P) Ltd is also wholly owned subsidiary of SMC Comtrade Ltd and holds broking license from IRDA(Insurance & regulatory development authority of India) in life & non life insurance. Company as also acquired wholly owned subsidiary SMC Wealth Management Services

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange and Calcutta Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.

Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed consolidated financial statements of SMC Global Securities Limited and its wholly-owned subsidiary (‘Group’) for the three months ended June 30, 2008 and 2007 are unaudited. The statement of income includes the results of SMC Comtrade from the date of acquisition. In the opinion of management, the condensed consolidated financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The Condensed Consolidated Balance Sheet as of March 31, 2008, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America for full financial statements. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2008.

In presenting the condensed financial statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the condensed financial statements, and it is possible that such changes could occur in the near term.

For the convenience of the reader, the financial statements as of and for the quarter ended June 30, 2008 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 42.93 based on the noon buying rate on June 30, 2008 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Group does not have any outstanding dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Group is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Group in the process of evaluating the impact SFAS 159 will have on the Group’s financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP FIN 39-1”). FSP FIN 39-1 modifies FIN No. 39, Offsetting of Amounts Related to Certain Contracts, and permits companies to offset cash collateral receivables or payables with net derivative positions. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007 which is fiscal year commencing April 1, 2008 for us with early adoption permitted. The Group in the process of evaluating the impact  FSP FIN 39-1 will have on the Group’s financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1. The Group in the process of evaluating the impact SOP 07-1 will have on the Group’s financial statements.

In December 2007, FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51 (SFAS 160). SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This Statement requires the recognition of a non-controlling interest as equity in the consolidated financial statements and separate from the parent’s equity. Purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. The Group will be required to adopt this new Statement prospectively to all non-controlling interest, including any that arose before the effective date, for fiscal years, beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited. The Group in the process of evaluating the impact SFAS 160 will have on the Group’s financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations (SFAS 141R). This Statement replaces SFAS No. 141, Business Combinations. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed including contingencies and non-controlling interest in the acquiree, at the acquisition date, measured at their fair value, with limited exceptions specified in the statement. In a business combination achieved in stages, this Statement requires the acquirer to recognize the identifiable assets and liabilities as well as the non-controlling interest in the acquiree at full amounts of their fair values. This Statement requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. The Group will be required to apply this new Statement prospectively to business combinations consummated in fiscal years beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited.

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 requires enhanced disclosures on derivative and hedging activities by requiring objectives to be disclosed for using derivative instruments in terms of underlying risk and accounting designation. This Statement requires disclosures on the need of using derivative instruments, accounting of derivative instruments and related hedged items, if any, under SFAS 133 and effect of such instruments and related hedge items, if any, on the financial position, financial performance and cash flows. The Group will be required to adopt this new Statement prospectively, for fiscal years beginning after November 15, 2008 which is fiscal year commencing April 1, 2009 for us. The Group in the process of evaluating the impact SFAS 161 will have on the Group’s financial statements.

3.

Business Combination

The Company has acquired 100% of outstanding common shares of SMC Wealth Management Services Limited (”SMC Wealth Management”) as on April 1, 2008 due to which SMC Wealth management has become the wholly owned subsidiary of the company. The purchase price was Rs. 60,28,000 comprising of cash only. The acquisition was made to consolidate the group structure and realize benefits of synergies in operations of both entities.

The Group allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions. The allocation of purchase price is as follows:

	Rs. in thousands	US $
Assets
Cash & cash equivalents	895	20
Receivables and deposits	6,052	141
Other assets	177	4
Liabilities
Accounts Payable	560	13
Net assets acquired	6,564	153
Less: Purchase price allocation	6,028	140
Extraordinary gain	536	12

4.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2008	June 30, 2008	June 30, 2008
			US $
Equity shares	865,828	646,992	15,071
Total	865,828	646,992	15,071

5.

Other Assets

Other assets consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008
			US $
Advance for application of shares in initial public offering	3,169	6,421	150
Advance for purchase of property	13,600	-	-
Prepaid expenses	18,988	20,952	488
Security deposits paid	22,249	31,510	734
Advance tax, net	48,196	50,019	1,165
Others	22,806	795,103	18,521
Total	129,008	904,005	21,058

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications and VSAT.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

Advances other includes amount recoverable from Millennium India Acquisition Company Inc. for expenses incurred in relation to proposed share subscription.

6.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Building	10,320	26,724	622
Equipment	14,387	17,880	416
Furniture and Fixture	18,787	24,812	578
Computer Hardware	67,287	68,290	1,591
Vehicle	11,768	12,977	302
Satellite Equipment	34,447	35,273	822
Total property and equipment	156,996	185,956	4,331
Less: Accumulated depreciation	59,991	62,949	1,466
Total property and equipment, net	97,005	123,007	2,865

Depreciation expense amounted to Rs. 6,013 and Rs. 9,420 for the quarter ended June 30, 2007 and 2008 respectively.

Included in property and equipment are the following assets under capital lease:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Vehicle	4,214	3806	89
Total leased property and equipment	4,214	3806	89
Less: Accumulated depreciation	679	608	14
Total leased property and equipment, net	3,535	3,198	75

7.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Intangible assets subject to amortization
Software	36,857	38,871	905
Customer relationship	7,500	7,500	175
Intangible assets not subject to amortization
Goodwill	1,500	1,500	35
Membership in exchanges	2,079	2,425	56
Total intangible assets	47,936	50,296	1,171
Less: Accumulated amortization	22,200	25,385	591
Total intangible assets, net	25,736	24,911	580

 Amortization expense amounted to Rs. 2,060 and Rs. 4,234 for the quarters ended June 30, 2007 and 2008 respectively.

8.

Investments

Investments consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Investments accounted for by equity method	4,997	4,923	115
Investments carried at cost	12,377	12,377	288
Total	17,374	17,300	403

As part of its corporate strategy and in the normal course of its business, the Group makes investments in the equity of companies which are engaged in businesses similar to Group’s core business.

Investments at cost: SMC Global holds 970,000 shares, representing 9.7 % interest in SAM Global Securities Limited (“SAM Global”). The carrying value of the investment at original acquisition cost is Rs 1,959. The Company accounts for its investment in SAM Global at cost. SMC Comtrade holds shares in SMC Share Broker Limited. These investments are accounted for at cost. The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM the company has determined that there is no impairment in the carrying value of the investment.

Investments accounted for by equity method represents investments in Pullin Investment Private Limited and Abhichaya Investment Private Limited.

9.

Overdrafts and Long Term Debt

Bank Overdrafts

The Group’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 324,773 and Rs. 335,868 as of March 31, 2008 and June 30, 2008, respectively, at average effective interest rates of 9.8% and 11.01%, respectively.  Deposits have been placed by the Group with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 170,659 and Rs. 15,300 at March 31, 2008 and June 30, 2008, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs.  2,445 and Rs. 2,108 at March 31, 2008 and June 30, 2008, respectively, at average effective interest rates of 8.3% and 8.3%, respectively.  Long term debt is secured by pledge of vehicles.

Refer note 16 for assets pledged as collateral.

10.

Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 89,896 for the quarters ended June 30, 2008 respectively. Previously STT had been considered in calculating current tax as a part of advance tax.

11.

Distribution Income

The net distribution income comprises of:

Quarter ended June 30,	2007	2008	2008 US $
Gross distribution revenue	35,191	33,804	787
Less: Distribution revenues attributable to sub-brokers	30,300	22,514	524
Net distribution income	4,891	11,290	263

12.

Payable to Broker Dealers and Clearing Organizations

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Payable to clearing organizations	7,408	9,944	232
Commission payable	32,500	41,139	958
Total	39,908	51,083	1,190

13.

Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Security deposits	27,568	28,407	662
Accrued expenses	38,400	43,285	1,008
Provision for stamp duty	12,779	19,131	446
Provision for gratuity	4,014	4,730	110
Accrued payroll	24,739	21,740	506
Others	17,475	34,208	797
Total	124,975	151,501	3,529

Security deposits primarily include deposits taken from sub-brokers for satellite equipment and deposits from employees.

14.

Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended June 30, 2007 and 2008 comprises the following components:

Quarter ended June 30,	2007	2008	2008 US $
Service cost	277	375	9
Interest cost	44	75	2
Amortization	137	1,206	28
Expected return on assets	(7)	-	-
Net gratuity costs	451	1,656	39

Provident Fund

The Group’s contribution towards the provident fund amounted to Rs. 599 and Rs. 651 for the quarters ended June 30, 2007 and 2008 respectively.

15.

Income Taxes

The effective tax rate was 33.99% and 33.99% in the first quarter of year 2007 and 2008 respectively.

The Group’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2005-06 and onwards.  The Group continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

16.

Collateral and Significant Covenants

The Group has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Group has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Fixed deposits	1,835,695	1,776,445	41,380
Securities owned	371,557	415,566	9680
Property and equipment	9,531	9,531	222
Total	2,216,783	2,201,542	51,282

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Group, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Company.

Canara Bank, one of the bankers to the Group, has created first charge over book debts, out standings, money receivables, claims, and equitable mortgage on specified office building for credit facilities provided to the Company. The bank also has charge on advances against checks/ drafts of bill of exchange whatever may be the tender thereof drawn, accepted or endorsed by the Company with or without documents such as railway receipts, lorry receipts, air ways bill, post parcel, bill of lading or any other document of title to the goods, invoices, etc.

SMC Global has executed an undertaking in favour of Yes Bank, one of the bankers to the Group, agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

17.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended June 30, (in %)	2007	2008
Revenue from top two customers	11.44	5.36
Revenue from top five customers	16.48	8.34
Revenue from top ten customers	22.49	12.01

18.

Segment

The Group has recognised three segments beginning quarter ended June 30, 2008: Capital markets, Commodities and wealth management. The recognition of the segments is made as SMC Comtrade which became wholly owned subsidiary in the quarter ended June 30, 2007 and SMC wealth management which became wholly owned subsidiary in the quarter ended June 30, 2008. Financial statements of SMC Comtrade and SMC Wealth Management are consolidated with the financial statements of the Company beginning this quarter.

Quarter ended	June 30, 2008
	Capital and derivatives markets	Commodities	Wealth Management	Total	US $
Revenue from external customer	267,463	55,314	-	322,777	7,519
Net income	(7,590)	2,582	177	(4,831)	(113)
Total assets	4,404,348	969,139	6,552	5,380,039	125,321

Quarter ended June 30, 2007
	Capital and derivatives markets	Commodities	Total	US $
Revenue from external customer	160,264	94,387	254,651	5,932
Net income	100,123	56,708	156,831	3,653
Total assets	3,628,649	753,852	4,382,501	102,085

19.

Commitments and Contingent Liabilities

a) Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 2,329 and Rs. 11,530 for the quarters ended June 30, 2007 and 2008 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2008 and June 30, 2008, guarantees of Rs 1,949,175 and Rs.1,961,675are provided by various banks to exchange clearing houses for the Group, in the ordinary course of business, as a security for due performance and fulfillment by the Group of its commitments and obligations.

As of March 31, 2008 and June 30, 2008, the Company has provided corporate guarantees of Rs. 290,000 and Rs. 175,000 to banks for guarantees issued by banks for SAM Global Securities Limited to exchange clearing houses, in the ordinary course of business.

As of March 31, 2008 and June 30, 2008, the Company has provided corporate guarantees of Rs. 236,500 and Rs. 196,500 to banks for guarantees issued by banks for SMC Comtrade to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Group recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Group to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Group is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Group’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Group is carrying reserves of Rs. 10,000 for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.”  As litigation and the resolution of regulatory matters are inherently unpredictable, the Group cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Group believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Group.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI.

Further, SEBI vide their SCN dated 25/06/2008 under Rule 4, appointed an adjudication officer, to adjudicate the matter. We have intimated to the Adjudicating Officer vide our letter dated  8th July 2008 that we wish to avail consent order and we will file the application for the same shortly under due  intimation to him.

SCN under SEBI Rules dated September 28, 2006

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that SMC Global executed structured trades in the scrip of Jubilant Organosys Limited (“JOL”) in collusion with a group of brokers during the year 2003 and thereby violated Regulations.  SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed a reply with SEBI in response to the SCN, denying having done any possible structured deals. The Company has submitted that the trades in JOL scrip were executed in the normal and usual course of business through the systems of exchange and no off market deals were done in the scrip. No response has been received from SEBI in this regard and the matter is pending with SEBI.

The Company has filed an application for consent before the Securities and Exchange Board of India on February 13, 2008. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

SEBI order on June 18, 2007 in the matter of dealings in futures and options contracts on the NSE

SEBI has alleged in the order that certain entities and brokers have indulged in non genuine trade transactions and have created false and misleading appearance of trading on the derivatives market during January to March 2007. SMC Global has been named as one of brokers in the order. The order is an ad interim, ex-parte order and the Company has a right to file its objections. The Company submitted its response in July 2007, denying the allegations. In October 2007, SEBI issued a SCN as to why an inquiry should not be held against the Company.

The Company has filed an application for consent before the Securities and Exchange Board of India on November 12, 2007. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

SCN under SEBI Rules dated October 15, 2007

               SEBI has alleged certain irregularities pursuant to inspection  report for the period April 2002 to

               March 2004. SEBI in its SCN has asked the company to show cause as to why an inquiry should              not be held against the Company.

The Company has filed an application for consent before the Securities and Exchange Board of India on November 23, 2007. In April 2008, the Company paid Rs. 500 under the terms of consent to SEBI. SEBI issued the consent order in April 2008, disposing the adjudication proceedings without admitting or denying guilt by the Company and subject to the clauses of the undertakings and the waivers.

SCN under SEBI Rules dated March 31, 2008

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that during the period February 1, 2005 to March 31, 2005, SMC Global executed non genuine transactions in collusion with certain clients and brokers in the future and options segment of NSE. SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed an application for consent before the SEBI on May 1, 2008. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

Another SCN dated May 15, 2008 was received by the Company, containing similar allegations as stated above for the period March 1, 2004 to March 31, 2004. The Company has filed an application before the SEBI on June 1, 2008 for providing transaction logs and for grant of additional time for filing of reply. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

4.

Subsequent Events

The Board of Directors of the Company passed a resolution on April 18, 2008 for the amalgamation of SAM Global Securities Limited (“SAM”) with SMC Global Securities Limited (“SMC”). The Board of Directors of SAM also approved the resolution of amalgamation.

Under the scheme of amalgamation prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM will receive one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM. The scheme will require approval of shareholders/creditors of companies, stock exchanges where the shares of SMC and SAM are listed, Securities and Exchange Board of India and other regulatory authorities. Under the Companies Act in India, the scheme will require the consent of High Court of Delhi in order to be effective.